                                                                     Exhibit 4.4


                          SECOND SUPPLEMENTAL INDENTURE


            This SECOND SUPPLEMENTAL INDENTURE (this "Second Supplemental Indenture"), dated as of September 18, 2003, is made by and among the Guarantors listed on Schedule I hereto (the "Guarantors"), Moore North America Finance, Inc. (the "Issuer"), a corporation organized under the laws of the State of Delaware, and Bank One, N.A., as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H :

            WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of March 14, 2003, providing for the issuance of the Issuer's 7-7/8% Senior Notes due 2011 (the "Notes");

            WHEREAS, pursuant to Section 10.01 of the Indenture, the Issuer and the Guarantors have heretofore executed and delivered to the Trustee a supplemental indenture (the "First Supplemental Indenture"), dated as of May 15, 2003, pursuant to which the Guarantors agreed to guarantee the Issuer's obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture;

            WHEREAS, pursuant to Section 10.02 of the Indenture, to evidence the Guarantee set forth in Section 10.01 of the Indenture, the Guarantors have heretofore executed and delivered to the Trustee a Guaranty (the "Guaranty"), dated as of May 15, 2003;

            WHEREAS, in accordance with Section 8.01 of the Indenture, the Issuer and the Guarantors desire to amend the Guaranty; and

            WHEREAS, pursuant to Section 8.01 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Second Supplemental Indenture.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

            1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            (b) For all purposes of this Second Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular section hereof.

            2. Amendment of the Guaranty. The Guaranty is replaced and amended in its entirety to read as does Exhibit A hereto.

            3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, each of the Indenture and the First Supplemental Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.

            4. Severability. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            5. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE, THE INDENTURE, OR THE NOTES OR THE GUARANTEES.

            6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

            7. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

                               MOORE NORTH AMERICA FINANCE, INC.


                               By:    /s/ Theodore J. Theophilos
                                      ------------------------------------------
                                      Name:  Theodore J. Theophilos
                                      Title: Executive Vice President -
                                             Business & Legal Affairs and
                                             Secretary

                               BANK ONE, N.A.,
                                   as Trustee

                               By:    /s/ Leonard Gnat
                                      ------------------------------------------
                                      Name:  Leonard Gnat
                                      Title: Trust Officer

                                                                      Schedule I



                                   GUARANTORS

Moore Wallace Incorporated
MH Holdings Limited
Moore Holdings U.S.A. Inc.
Moore Wallace North America, Inc.
Moore Financial Inc.
The Nielsen Company
Litho Industries, Inc.
FRDK Inc.
G2.com Inc.
Peak Technologies, Inc.
Wallace Technical Services, LLC
Wallace Heritage, LLC
Visible Computer Supply Corporation
Wallace Financial Services, LLC
Thomas Packaging, Corp.
Wallace Integrated Graphics, Inc.
State Printing Company, Inc.
Commercial Press, Incorporated
Bruce Offset, Inc.
W. E. Andrews Co. Inc.
Metro Printing Incorporated
Carpenter Reserve Printing Company
Harvey Press, Inc.
Presstar Printing Corporation
The Stein Printing Company, Inc.
Moore Brasil Ltda
Moore International Hungary Financial Services Limited Liability Company Moore Group Services B.V.B.A.
Moore Business Forms Holdings UK Limited
Moore Business Forms Limited
Moore Response Marketing Limited
Moore International B.V.
Moore Response Marketing B.V.
Moore IMS B.V.
Moore Belgium N.V.
Moore Response Marketing N.V.

                                 MOORE WALLACE INCORPORATED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 MH HOLDINGS LIMITED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 MOORE HOLDINGS U.S.A. INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 MOORE WALLACE NORTH AMERICA, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 MOORE FINANCIAL INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 THE NIELSEN COMPANY


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 LITHO INDUSTRIES, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 FRDK INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 G2.COM INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 PEAK TECHNOLOGIES, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 WALLACE TECHNICAL SERVICES, L.L.C.
                                 By:  Moore Wallace North America, Inc., its
                                      sole member


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 WALLACE HERITAGE, L.L.C.
                                 By:  Moore Wallace North America, Inc., its
                                      sole member


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 VISIBLE COMPUTER SUPPLY CORPORATION


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 WALLACE FINANCIAL SERVICES, L.L.C.
                                 By:  Moore Wallace North America, Inc., its
                                      sole member


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: EVP - Business & Legal
                                               Affairs and Secretary

                                 THOMAS PACKAGING, CORP.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 WALLACE INTEGRATED GRAPHICS, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 STATE PRINTING COMPANY, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 COMMERCIAL PRESS, INCORPORATED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 BRUCE OFFSET, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 W. E. ANDREWS CO. INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 METRO PRINTING INCORPORATED


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Executive Vice President -
                                               Business & Legal Affairs and
                                               Secretary

                                 CARPENTER RESERVE PRINTING COMPANY


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 HARVEY PRESS, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 PRESSTAR PRINTING CORPORATION


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 THE STEIN PRINTING COMPANY, INC.


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Secretary

                                 MOORE BRASIL LTDA


                                 By:    /s/ Gastao Luis Raposo de Magalhaes
                                        ----------------------------------------
                                        Name:  Gastao Luis Raposo de Magalhaes
                                        Title: Director


                                 MOORE INTERNATIONAL HUNGARY FINANCIAL
                                     SERVICES LIMITED LIABILITY COMPANY


                                 By:    /s/ Laszlo Matyas
                                        ----------------------------------------
                                        Name:  Laszlo Matyas
                                        Title: Managing Director


                                 By:    Gyorgy Herczku
                                        ----------------------------------------
                                        Name:  Gyorgy Herczku
                                        Title: Managing Director


                                 MOORE GROUP SERVICES BVBA


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name:  Theodore J. Theophilos
                                        Title: Authorized Officer

                                 MOORE BUSINESS FORMS HOLDINGS UK LIMITED


                                 By:    /s/ Martyn Dadds
                                        ----------------------------------------
                                        Name:  Martyn Dadds
                                        Title: Director

                                 MOORE BUSINESS FORMS LIMITED


                                 By:    /s/ Martyn Dadds
                                        ----------------------------------------
                                        Name:  Martyn Dadds
                                        Title: Director

                                 MOORE RESPONSE MARKETING LIMITED


                                 By:    /s/ Martyn Dadds
                                        ----------------------------------------
                                        Name:  Martyn Dadds
                                        Title: Director

                                 MOORE INTERNATIONAL BV


                                 By:    /s/ J.V.E. Laurie
                                        ----------------------------------------
                                        Name:  J.V.E. Laurie
                                        Title: Managing Director



                                 By:    /s/ H.P.F. Von Aesch
                                        ----------------------------------------
                                        Name:  H.P.F. Von Aesch
                                        Title:  Managing Director


                                 MOORE RESPONSE MARKETING BV


                                 By:    /s/ I.E.A. Schalley
                                        ----------------------------------------
                                        Name:  I.E.A. Schalley
                                        Title:  Managing Director

                                 MOORE IMS B.V.


                                 By:    /s/ I.E.A. Schalley
                                        ----------------------------------------
                                        Name:  I.E.A. Schalley
                                        Title:  Managing Director


                                 MOORE BELGIUM NV


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name: Theodore J. Theophilos
                                        Title: Authorized Officer



                                 MOORE RESPONSE MARKETING NV


                                 By:    /s/ Theodore J. Theophilos
                                        ----------------------------------------
                                        Name: Theodore J. Theophilos
                                        Title: Authorized Officer